UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 27, 2011


                                 IMAGING3, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


       000-50099                                        95-4451059
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
              ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (818) 260-0930

NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 8.   OTHER EVENTS......................................................1

                        Item 8.01 Other Events.................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................1

SIGNATURES.....................................................................1

SECTION 8. OTHER EVENTS

         Item 8.01.   Other Events.

         Effective on February 22, 2011, the consulting agreement between Imaging3, Inc. (the "Company") and McDermott Will & Emery in connection with the Company's application to the United States Food and Drug Administration was terminated. Imaging3, Inc. engaged a new consultant for that purpose in March 2011.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                          ----------------------------
                                  (Registrant)

Date:  April 27, 2011


                               /s/ Dean Janes, Chief Executive Officer
                               -------------------------------------------------
                               Dean Janes, Chief Executive Officer











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